GERALD STEVENS, INC. and SUBSIDIARIES                               EXHIBIT 99.1
CASE NUMBERS 01-13984 BKC-RAM through 01-14039-BKC-RAM
MONTHLY FINANCIAL REPORT

                                            --------------                  ---------------------
FOR THE PERIOD BEGINNING                       7/1/01     AND ENDING              7/31/01
                                            --------------                  ---------------------

                                                                             CURRENT MONTH
                                                                               CORPORATE             ROYERS           NAT. FLORA
                                                                               ---------             ------           ----------

       1        CASH AT BEGINNING OF PERIOD                                      (1,574,462.04)         445,319.17        11,569.78
       2        RECEIPTS
                      A       Cash Sales                                          2,449,497.77          220,440.61                -
                              Less Cash Refunds                                      (5,392.99)          (7,809.03)               -
                                                                          ----------------------------------------------------------
                              Net Cash Sales                                      2,444,104.78          212,631.58                -
                      B       Collections of Postpetition AR (Incl CC)            7,958,240.13          881,149.89        63,520.32
                      C       Collections of Prepetition AR                         399,610.70           59,445.30                -
                      D       Other Receipts                                      2,533,757.28          418,782.57                -
                              Intercompany cash transfers, Net                     (104,363.98)        (402,584.98)       21,691.41
                                                                          ----------------------------------------------------------
       3        TOTAL RECEIPTS                                                   13,231,348.91        1,169,424.36        85,211.73
                                                                          ----------------------------------------------------------
       4        TOTAL CASH AVAILABLE FOR OPERATIONS                              11,656,886.87        1,614,743.53        96,781.51

       5        DISBURSEMENTS
                      A       US Trustee Quarterly Fees                              35,750.00                   -                -
                      B       Net Payroll                                         3,892,544.56          447,576.45                -
                      C       Payroll Taxes Paid                                  1,274,603.41          246,249.59                -
                      D       Sales and Use Taxes Paid                              584,537.25           91,953.46                -
                      E       Other Taxes Paid                                       40,079.66                   -                -
                      F       Rent                                                  888,508.69          104,178.14        23,909.09
                      G       Other Lease Payments                                   18,504.96                   -         2,771.96
                      H       Telephone                                             321,986.55           47,083.50         5,943.67
                      I       Utilities                                             325,784.49           32,333.28         2,321.14
                      J       Travel and Entertainment                               68,997.50            3,130.85         5,323.06
                      K       Vehicle Expense                                       396,075.55           31,359.06                -
                      L       Office Supplies                                        46,325.42           18,761.32           881.57
                      M       Advertising                                         1,525,302.15            2,871.11        23,169.05
                      N       Insurance (Attachment 7)                              987,566.95                   -                -
                      O       Purchases of Fixed Assets                              36,838.09            4,169.29                -
                      P       Purchases of Inventory                              1,991,179.22          310,942.55                -
                      Q       Manufacturing Supplies                                 24,139.38                   -                -
                      R       Repairs and Maintenance                                98,966.39           19,448.56         1,542.88
                      S       Other Operating Expenses (Attach List)                592,818.37            4,275.52         3,066.32
                                                                          ----------------------------------------------------------
       6        TOTAL CASH DISBURSEMENTS                                         13,150,508.59        1,364,332.68        68,928.74
                                                                          ----------------------------------------------------------
       7        CASH AT END OF PERIOD (Item 4 Minus Item 6)                      (1,493,621.72)         250,410.85        27,852.77
                                                                          ==========================================================
[restubbed table]


                                            --------------                  ---------------------
FOR THE PERIOD BEGINNING                       7/1/01     AND ENDING              7/31/01
                                            --------------                  ---------------------


                                                                              AGA                TOTAL
                                                                              ---                -----

       1        CASH AT BEGINNING OF PERIOD                                     39,931.55        (1,077,641.54)
       2        RECEIPTS                                                                                     -
                      A       Cash Sales                                                -         2,669,938.38
                              Less Cash Refunds                                         -           (13,202.02)
                                                                         --------------------------------------
                              Net Cash Sales                                            -         2,656,736.36
                      B       Collections of Postpetition AR (Incl CC)         263,959.90         9,166,870.24
                      C       Collections of Prepetition AR                             -           459,056.00
                      D       Other Receipts                                            -         2,952,539.85
                              Intercompany cash transfers, Net                 485,257.55                (0.00)
                                                                         --------------------------------------
       3        TOTAL RECEIPTS                                                 749,217.45        15,235,202.45
                                                                         --------------------------------------
       4        TOTAL CASH AVAILABLE FOR OPERATIONS                            789,149.00        14,157,560.91

       5        DISBURSEMENTS
                      A       US Trustee Quarterly Fees                                 -            35,750.00
                      B       Net Payroll                                               -         4,340,121.01
                      C       Payroll Taxes Paid                                        -         1,520,853.00
                      D       Sales and Use Taxes Paid                                  -           676,490.71
                      E       Other Taxes Paid                                          -            40,079.66
                      F       Rent                                              17,997.41         1,034,593.33
                      G       Other Lease Payments                                 839.23            22,116.15
                      H       Telephone                                          3,909.07           378,922.79
                      I       Utilities                                          8,309.10           368,748.01
                      J       Travel and Entertainment                           1,013.95            78,465.36
                      K       Vehicle Expense                                    5,207.72           432,642.33
                      L       Office Supplies                                    4,156.29            70,124.60
                      M       Advertising                                               -         1,551,342.31
                      N       Insurance (Attachment 7)                                  -           987,566.95
                      O       Purchases of Fixed Assets                                 -            41,007.38
                      P       Purchases of Inventory                           698,165.97         3,000,287.74
                      Q       Manufacturing Supplies                             1,817.21            25,956.59
                      R       Repairs and Maintenance                            4,365.56           124,323.39
                      S       Other Operating Expenses (Attach List)             2,042.17           602,202.38
                                                                         --------------------------------------
       6        TOTAL CASH DISBURSEMENTS                                       747,823.68        15,331,593.69
                                                                         --------------------------------------
       7        CASH AT END OF PERIOD (Item 4 Minus Item 6)                     41,325.32        (1,174,032.78)
                                                                         ======================================




GERALD STEVENS, INC. and SUBSIDIARIES                              EXHIBIT 99.1
CASE NUMBERS 01-13984 BKC-RAM through 01-14039-BKC-RAM
MONTHLY FINANCIAL REPORT

                                             --------------                 ---------------------
FOR THE PERIOD BEGINNING                        4/23/01    AND ENDING             7/31/01
                                             --------------                 ---------------------

                           CUMULATIVE FROM FILING DATE
                                                                            CORPORATE              CANADA              ROYERS
                                                                            ---------              ------              ------

       1        CASH AT BEGINNING OF PERIOD                                    1,799,448.84           315,845.12         172,083.10
       2        RECEIPTS
                      A       Cash Sales                                      13,541,245.27           143,220.26       2,648,010.10
                              Less Cash Refunds                                  (29,617.30)                   -         (28,968.46)
                                                                       -------------------------------------------------------------
                              Net Cash Sales                                  13,511,627.97           143,220.26       2,619,041.64
                      B       Collections of Postpetition AR (Incl CC)        26,723,100.77           184,588.02       2,802,739.56
                      C       Collections of Prepetition AR                    4,526,297.70                    -       1,359,730.71
                      D       Other Receipts                                   5,158,767.94                    -         974,630.78
                              Intercompany cash transfers, Net                  (313,693.05)                   -      (2,116,224.86)
                                                                       -------------------------------------------------------------
       3        TOTAL RECEIPTS                                                49,606,101.33           327,808.28       5,639,917.83
                                                                       -------------------------------------------------------------
       4        TOTAL CASH AVAILABLE FOR OPERATIONS                           51,405,550.17           643,653.40       5,812,000.93

       5        DISBURSEMENTS
                      A       US Trustee Quarterly Fees                           35,750.00                    -                  -
                      B       Net Payroll                                     13,275,848.71           109,993.16       2,289,823.21
                      C       Payroll Taxes Paid                               4,912,734.52             2,649.36         739,930.06
                      D       Sales and Use Taxes Paid                         2,702,442.15            31,356.89         249,225.06
                      E       Other Taxes Paid                                   179,177.56                    -           4,802.26
                      F       Rent                                             4,163,979.58            42,188.25         229,664.55
                      G       Other Lease Payments                                75,592.14               460.80             839.23
                      H       Telephone                                          832,029.97             4,592.65          42,673.82
                      I       Utilities                                          691,781.93             7,702.09          51,109.71
                      J       Travel and Entertainment                           239,443.99                    -           4,005.72
                      K       Vehicle Expense                                  1,400,696.14             6,451.61         137,715.69
                      L       Office Supplies                                    165,485.76             2,398.09          67,928.20
                      M       Advertising                                      4,067,316.19             6,489.35          80,352.15
                      N       Insurance (Attachment 7)                         4,139,356.31             8,214.96                  -
                      O       Purchases of Fixed Assets                           40,717.54                    -           3,615.00
                      P       Purchases of Inventory                           8,627,971.74           206,969.35       1,581,730.57
                      Q       Manufacturing Supplies                              95,573.10                    -           1,817.21
                      R       Repairs and Maintenance                            256,871.38             2,922.56          41,063.80
                      S       Other Operating Expenses (Attach List)           6,996,403.18           211,264.28          35,293.84
                                                                       -------------------------------------------------------------
       6        TOTAL CASH DISBURSEMENTS                                      52,899,171.89           643,653.40       5,561,590.08
                                                                       -------------------------------------------------------------
       7        CASH AT END OF PERIOD (Item 4 Minus Item 6)                   (1,493,621.72)                   -         250,410.85
                                                                       =============================================================
[restubbed table]


                                             --------------                 ---------------------
FOR THE PERIOD BEGINNING                        4/23/01    AND ENDING             7/31/01
                                             --------------                 ---------------------

                           CUMULATIVE FROM FILING DATE
                                                                         NAT. FLORA           AGA                TOTAL
                                                                         ----------           ---                -----

       1        CASH AT BEGINNING OF PERIOD                                  93,826.08          19,166.46         2,400,369.60
       2        RECEIPTS                                                                                                     -
                      A       Cash Sales                                    136,956.52                  -        16,469,432.15
                              Less Cash Refunds                              (4,711.15)                 -           (63,296.91)
                                                                       --------------------------------------------------------
                              Net Cash Sales                                132,245.37                  -        16,406,135.24
                      B       Collections of Postpetition AR (Incl CC)      124,439.81         939,438.74        30,774,306.90
                      C       Collections of Prepetition AR                   4,611.32                  -         5,890,639.73
                      D       Other Receipts                                         -                  -         6,133,398.72
                              Intercompany cash transfers, Net              (17,252.17)      2,447,170.08                    -
                                                                       --------------------------------------------------------
       3        TOTAL RECEIPTS                                              244,044.33       3,386,608.82        59,204,480.59
                                                                       --------------------------------------------------------
       4        TOTAL CASH AVAILABLE FOR OPERATIONS                         337,870.41       3,405,775.28        61,604,850.19

       5        DISBURSEMENTS
                      A       US Trustee Quarterly Fees                              -                  -            35,750.00
                      B       Net Payroll                                     1,507.87                  -        15,677,172.95
                      C       Payroll Taxes Paid                                     -                  -         5,655,313.94
                      D       Sales and Use Taxes Paid                               -                  -         2,983,024.10
                      E       Other Taxes Paid                                       -                  -           183,979.82
                      F       Rent                                           48,042.43          53,992.23         4,537,867.04
                      G       Other Lease Payments                           17,634.52           7,881.54           102,408.23
                      H       Telephone                                      22,829.65          10,940.43           913,066.52
                      I       Utilities                                       5,619.76          19,578.53           775,792.02
                      J       Travel and Entertainment                       28,626.44           4,023.57           276,099.72
                      K       Vehicle Expense                                    14.18          21,390.62         1,566,268.24
                      L       Office Supplies                                11,444.34          10,002.10           257,258.49
                      M       Advertising                                    83,537.21                  -         4,237,694.90
                      N       Insurance (Attachment 7)                               -                  -         4,147,571.27
                      O       Purchases of Fixed Assets                       3,746.00           1,781.75            49,860.29
                      P       Purchases of Inventory                          1,326.66       3,212,059.87        13,630,058.19
                      Q       Manufacturing Supplies                                 -           2,525.44            99,915.75
                      R       Repairs and Maintenance                         5,369.57           7,338.90           313,566.21
                      S       Other Operating Expenses (Attach List)         80,319.01          12,934.98         7,336,215.29
                                                                       --------------------------------------------------------
       6        TOTAL CASH DISBURSEMENTS                                    310,017.64       3,364,449.96        62,778,882.97
                                                                       --------------------------------------------------------
       7        CASH AT END OF PERIOD (Item 4 Minus Item 6)                  27,852.77          41,325.32        (1,174,032.78)
                                                                       ========================================================




Includes adjustment in Royer's account to correct Omission of other Deposit not reported in May 31 MOR in the amount of: $ 169,270.50